Organization and Description of Business	12 Months Ended
Dec. 31, 2011
Organization and Description of Business
Organization and Description of Business

1. Organization and Description of Business

EpiCept is a specialty pharmaceutical company focused on the development and commercialization of pharmaceutical products for the treatment of pain and cancer. The Company’s strategy is to focus on topically delivered analgesics targeting peripheral nerve receptors and on innovative cancer therapies.  The Company’s lead product is Ceplene®, which when used concomitantly with low dose interleukin-2 (“IL-2”) is intended as remission maintenance therapy in the treatment of acute myeloid leukemia (AML) for adult patients who are in their first complete remission.  In addition to Ceplene®, the Company has AmiKet™, a late-stage pain product candidate for the treatment of peripheral neuropathies, and two other oncology compounds in clinical development.  The Company believes this portfolio of pain management and oncology product candidates lessens its reliance on the success of any single product or product candidate.

The Company engaged SunTrust Robinson Humphrey in January 2012 to assist in exploring strategic alternatives to maximize the commercial opportunity of AmiKet™, the Company’s prescription topical cream intended for the treatment of chemotherapy-induced peripheral neuropathy (CIPN) following taxane-based therapy. The engagement will focus on the identification and implementation of a strategy designed to optimize AmiKet’s value for the Company’s shareholders, which includes the evaluation of potential transactions involving the sale of the Company.

Ceplene® is licensed to Meda AB of Sweden to market and sell in Europe and certain Pacific Rim countries, and to MegaPharm Ltd. to market and sell in Israel.  Ceplene® is currently on the list of pre-approved products in Germany, England, Sweden, Denmark, and Italy (a temporary approval); additionally, it is available on a named patient basis in many other countries in the European Union.  Reimbursement is being negotiated in France and Spain among other countries in the European Union.  Ceplene® is currently available on a named-patient basis in Israel.  Following Ministry of Health approval of labeling and other technical matters, Megapharm Ltd. is expected to commence the commercial launch of Ceplene® in Israel.

In order to obtain marketing approval in the United States of America (“U.S.”), the Food and Drug Administration (“FDA”) is requiring that EpiCept undertake an additional Phase III study having overall survival as the primary endpoint.  In May 2011, EpiCept submitted to the FDA a detailed Phase III protocol and a request for Special Protocol Assessment (“SPA”). The Company received initial written responses from the FDA in June 2011.  Among those responses, the FDA noted that in contrast to its earlier position it is now proposing that the trial attempt to isolate Ceplene’s effect by including an IL-2 monotherapy arm in the trial protocol.  The Company met with the FDA to reconcile the major protocol elements in September 2011.  At the meeting, the FDA indicated that as part of a registration study, the effect of Ceplene® must be isolated from the effect of IL-2, and that to meet that requirement the preferred study design is a comparison of Ceplene®/IL-2 vs. IL-2 monotherapy.  The FDA also recommended that the patients in the IL-2 monotherapy group receive the same IL-2 dosing regimen as those patients receiving Ceplene®/IL-2 in combination.  At this time, EpiCept does not intend to proceed with a Phase III trial for Ceplene®.

The Company’s other oncology compounds include crolibulinTM, a novel small molecule vascular disruption agent (“VDA”) and apoptosis inducer for the treatment of patients with solid tumors.  In December 2010, the National Cancer Institute (“NCI”) initiated a Phase Ib/II clinical trial for crolibulinTM to assess the drug’s efficacy and safety in combination with cisplatin in patients with anaplastic thyroid cancer (“ATC”).  Trial enrollment has progressed to the second dosing cohort and the combination is demonstrating good tolerability.  AzixaTM, an apoptosis inducer with VDA activity licensed by the Company to Myrexis, Inc., as part of an exclusive, worldwide development and commercialization agreement, is currently in Phase II development for the treatment of brain cancer.  Myrexis announced in February 2012 that it has suspended company-wide operations pending the outcome of an evaluation of available strategic alternatives to enhance shareholder value that is being undertaken by the investment bank Stifel Nicolaus Weisel on behalf of Myrexis’ Board of Directors.  Myrexis is initiating an alignment of resources consistent with its decision to suspend further development activities. The Company is closely monitoring the developments and intends to enforce its rights as appropriate under its license agreement with Myrexis.

The Company’s late-stage pain product candidate, AmiKetTM cream (formerly known as EpiCeptTM NP-1), is a prescription topical analgesic cream designed to provide effective long-term relief of pain associated with peripheral neuropathies.  The Company presented data from a Phase IIb trial for AmiKetTM in chemotherapy-induced peripheral neuropathy (“CIPN”) in February 2011.  The multi-center, double-blind, randomized, placebo-controlled study was conducted within a network of approximately 25 sites under the direction of the NCI funded Community Clinical Oncology Program (“CCOP”).  More than 460 cancer survivors suffering from painful CIPN were enrolled in the six-week study. The results of the trial in the intent to treat (“ITT”) population demonstrated that the change in average daily neuropathy intensity scores in the AmiKetTM group achieved a statistically significant reduction in CIPN intensity versus placebo (p<0.001), which was the trial’s primary endpoint. Secondary efficacy endpoints confirmed the superiority of AmiKetTM vs. placebo. Furthermore, the safety profile of AmiKetTM was comparable to placebo.

In December 2011, the Company met with the FDA and was granted permission by the FDA to initiate immediately the Phase III clinical development of AmiKetTM.  The Company received the final meeting minutes from its meeting with the FDA in January 2012 that included further encouraging guidance for the Phase III clinical and nonclinical development and subsequent New Drug Application (NDA) filing of AmiKetTM in the treatment of CIPN.  The FDA indicated that a CIPN treatment protocol submitted by the Company will be reviewed expeditiously for a SPA. In the final meeting minutes, the FDA acknowledged that painful symptoms due to CIPN represent a significant unmet medical need and encouraged the Company to apply for Fast Track designation. Further, the FDA waived several expensive and time consuming non-clinical toxicology studies, and indicated that a single four-arm factorial trial might suffice for regulatory approval if combined with other pivotal data in another neuropathy such as diabetic peripheral neuropathy.

The key element of the proposed Phase III clinical program is a 12-week, four-arm, factorial designed trial in CIPN that would seek to demonstrate AmiKet’s superiority compared with placebo and with each of the component drugs of AmiKet™, amitriptyline and ketamine. The Company intends to submit the protocol for this trial to the FDA via a SPA. An additional two-arm efficacy study in another painful peripheral neuropathy may be performed as an alternative strategy to a second factorial-designed trial for the NDA filing, which could potentially lead to a broader label in the treatment of peripheral neuropathic pain. In addition to the positive outcome previously reported for AmiKet™ in CIPN, the Company has reported statistically significant positive results in the treatment of pain from post-herpetic neuralgia in several Phase II studies, the non-inferiority of AmiKet™ compared with gabapentin in another placebo controlled study, and a positive trend in the treatment of pain in a diabetic neuropathy Phase II study.

Other than the marketing approval of Ceplene® in the EU and Israel, none of the Company’s drug candidates has received FDA or foreign regulatory marketing approval. In order to grant marketing approval, the FDA or foreign regulatory agencies must conclude that the Company’s clinical data and that of its collaborators establish the safety and efficacy of its drug candidates. Furthermore, the Company’s strategy includes entering into collaborative arrangements with third parties to participate in the clinical development and commercialization of its products. In the event that third parties have control over the preclinical development or clinical trial process for a product candidate, the estimated completion date would largely be under control of that third party rather than under the Company’s control. The Company cannot forecast with any degree of certainty which of its drug candidates will be subject to future collaborations or how such arrangements would affect the Company’s development plan or capital requirements.

The Company transferred the listing of its common stock in the U.S. from the Nasdaq Capital Market to the OTCQX® U.S. trading platform in September 2011.  Additionally, the Company changed its listing on the Nasdaq OMX Stockholm Exchange from a secondary listing to a primary listing.

The Company has prepared its consolidated financial statements under the assumption that it is a going concern. The Company has devoted substantially all of its cash resources to research and development programs and selling, general and administrative expenses, and to date it has not generated any significant revenues from the sale of products. Since inception, the Company has incurred significant net losses each year. As a result, the Company has an accumulated deficit of $266.2 million at December 31, 2011. The Company’s recurring losses from operations and the accumulated deficit raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.  The Company’s losses have resulted principally from costs incurred in connection with its development activities and from selling, general and administrative expenses. Even if the Company succeeds in developing and commercializing one or more of its product candidates, the Company may never become profitable. The Company expects to continue to incur significant expenses over the next several years as it:

•                  continues to conduct clinical trials for its product candidates;

•                  seeks regulatory approvals for its products and product candidates;

•                  develops, formulates, and commercializes its product candidates;

•                  implements additional internal systems and develops new infrastructure;

•                  acquires or in-licenses additional products or technologies or expand the use of its technologies; and

•                  maintains, defends and expands the scope of its intellectual property.

The Company believes that its cash and cash equivalents at December 31, 2011 of $6.4 million, plus $1.8 million of cash, net of $0.2 million in transaction costs, received in February 2012 from the issuance of 2,000 shares of the Company’s Series A 0% Convertible Preferred Stock, at a price of $1,000 per share, and warrants to purchase 5.0 million shares of the Company’s Common Stock,  will be sufficient to fund the Company’s operations and meet its debt service requirements into the third quarter of 2012.  The Company is considering various financing opportunities to obtain additional cash resources to fund operations and clinical trials.